UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

March 23, 2004
Date of Report (Date of earliest event reported

AAMES FINANCIAL CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	1-13660	95-340340
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
350 South Grand Avenue Los Angeles, California		90071
(Address of principal executive offices)		(ZIP Code)
(323) 210-5000
(Registrant's telephone number, including area code)
NA
(Former name or former address, if changed since last report)

Item 5. Results of Operations and Financial Condition.

Reference is made to the press releases of the Registrant dated on March 23, 2004 and March 24, 2004, which contain information meeting the requirements of this Item 5 and are incorporated herein by reference. Copies of the press releases are attached to this Form 8-K as Exhibit 99.1 and Exhibit 99.2.

Item 7. Financial Statements; Pro Forma Financial Information and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

99.1	Press Release dated March 23, 2004
99.2	Press Release dated March 24, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAMES FINANCIAL CORPORATION

By:	/s/ Patrick D. Grosso
Patrick D. Grosso
Assistant Secretary

Dated: March 25, 2004

Index to Exhibits

Exhibit Index

99.1	Press Release dated March 23, 2004
99.2	Press Release dated March 24, 2004